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                                                                  EXHIBIT 10.20

                             THE 1818 FUND III, LP

                               February 8, 2002

US Unwired Inc.
901 Lakeshore Drive
Lake Charles, Louisiana 70601
Attention: Robert Piper

IWO Holdings, Inc.
52 Corporate Circle
Albany, New York 12203
Attention: Steven Nielsen

      Re: Registration Rights Agreement

Gentlemen:

   Reference is made to (a) the Agreement and Plan of Merger dated as of the date hereof by and among IWO Holdings Inc. ("IWO"), US Unwired Inc. ("USU") and a wholly-owned subsidiary of USU (the "Merger Agreement"); and (b) the Registration Rights Agreement dated as of October 29, 1999 between US Unwired Inc. and The 1818 Fund III, LP, as amended to date (the "1818 RRA"). Capitalized terms used in this letter shall have the meanings ascribed to them in the Merger Agreement.

   The undersigned hereby consents to USU entering into the Registration Rights Agreement substantially in the form attached as Exhibit D (the "New RRA") to the Merger Agreement in connection with consummation of the Merger and related transactions, and agrees that: (i) the undersigned will not exercise any demand registration rights under the 1818 RRA during the first 120 days following the Effective Time of the Merger without the consent of Investcorp International Inc., (ii) notwithstanding any provisions of the 1818 RRA to the contrary,
(A)1818 shall have no right to participate in a demand or shelf registration pursuant to the New RRA (provided that the New RRA shall provide that the stockholders of USU who will have registration rights under the New RRA shall have no right to participate in a demand or shelf registration pursuant to the 1818 RRA) and (B) in the event that USU proposes to file a registration statement (other than pursuant to a demand or shelf registration under the 1818 RRA or the New RRA) and USU stockholders have piggyback registration rights under both the 1818 RRA and the New RRA, then the registration rights holders under the 1818 RRA and the New RRA shall share, at the same priority level, such piggyback rights pro rata on the basis of the number of shares requested for inclusion in such registration statement by holders entitled to such inclusion under the 1818 RRA, on the one hand, and holders entitled to such inclusion under the New RRA, on the other hand, and (iii) that the execution, delivery and performance of the New RRA does not and will not constitute a breach or violation of the 1818 RRA.

   This letter agreement will terminate automatically upon a termination of the Merger Agreement prior to the Effective Time of the Merger.

                                          Sincerely,

                                          The 1818 Fund III, L.P.
                                          a Delaware limited partnership

                                          By: Brown Brothers Harriman & Co.
                                          Its General Partner

                                                /s/ (signature illegible)
                                          By:________________________________